Exhibit 24

                                POWER OF ATTORNEY
                                -----------------

     We, the undersigned directors of Green Mountain Power Corporation, hereby severally constitute Christopher L. Dutton, Mary G. Powell, and Robert J. Griffin, and each of them singly, our true and lawful attorney with full power of substitution, to sign for us and in our names in the capacities indicated below, the Annual Report on Form 10-K of Green Mountain Power Corporation for the fiscal year ended December 31, 2004, and generally to do all such things in our name and behalf in our capacities as directors to enable Green Mountain Power Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, all requirements of the Securities and Exchange Commission, and all requirements of any other applicable law or regulation, hereby ratifying and confirming our signatures as they may be signed by our said attorney, to said Annual Report.

SIGNATURE                     TITLE                       DATE
---------                     -----                       ----

/s/Christopher  L.  Dutton  President  and  Director     March  28,  2005
--------------------------
Christopher  L.  Dutton      (Principal  Executive
                            Officer)

/s/Nordahl  L.  Brue                              March  28,  2005
--------------------
Nordahl  L.  Brue             Chairman  of  the  Board

/s/Elizabeth  A.  Bankowski                         March  28,  2005
---------------------------
Elizabeth  A.  Bankowski      Director

/s/William  H.  Bruett                         March  9,  2005
----------------------
William  H.  Bruett           Director

/s/Merrill  O.  Burns                         March  10,  2005
---------------------
Merrill  O.  Burns            Director

/s/David  R.  Coates                         March  28,  2005
--------------------
David  R.  Coates             Director

/s/Kathleen  C.  Hoyt                         March  28,  2005
---------------------
Kathleen  C.  Hoyt            Director

/s/Euclid  A.  Irving                         March  28,  2005
---------------------
Euclid  A.  Irving            Director

/s/Marc  A.  vanderHeyden                         March  9,  2005
-------------------------
Marc  A.  vanderHeyden        Director